Schedule of Investments - Virtus Reaves Utilities ETF

April 30, 2020 (unaudited)

Security Description	Shares	Value

COMMON STOCKS - 95.3%

Utilities - 95.3%
Alliant Energy Corp.	15,208	$738,348
American Water Works Co., Inc.	10,319	1,255,719
Atmos Energy Corp.	10,163	1,036,321
Chesapeake Utilities Corp.	6,504	571,572
CMS Energy Corp.	24,008	1,370,617
Dominion Energy, Inc.	5,205	401,462
DTE Energy Co.	10,828	1,123,297
Edison International	16,498	968,598
Eversource Energy	10,163	820,154
Exelon Corp.	11,998	444,886
FirstEnergy Corp.	11,735	484,303
Fortis, Inc. (Canada)	25,211	976,926
New Jersey Resources Corp.	14,298	482,986
NextEra Energy Partners LP	23,526	1,183,123
NextEra Energy, Inc.	23,126	5,344,881
NiSource, Inc.	53,962	1,354,986
PG&E Corp.*	70,820	753,525
Pinnacle West Capital Corp.	6,120	471,179
PPL Corp.	16,682	424,056
Public Service Enterprise Group, Inc.	29,034	1,472,314
Sempra Energy	12,424	1,538,712
South Jersey Industries, Inc.	13,194	377,217
WEC Energy Group, Inc.	8,422	762,612
Xcel Energy, Inc.	21,370	1,358,277

TOTAL INVESTMENTS - 95.3%
(Cost $24,812,230)		25,716,071
Other Assets in Excess of Liabilities - 4.7%		1,277,241
Net Assets - 100.0%		$26,993,312

*	Non-income producing security.

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$25,716,071	$—	$—	$25,716,071
Total	$25,716,071	$—	$—	$25,716,071